Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER (4)

dated September 12, 2017 to the

Intelligent Life® VUL and Intelligent Life® Survivorship VUL Prospectus

dated May 1, 2017, as supplemented May 24, 2017, and June 12, 2017

Intelligent Variable Annuity® Prospectus

dated May 1, 2017, as supplemented May 24, 2017, and June 12, 2017

This supplement amends certain disclosures in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

Royce Capital Fund Micro Cap Portfolio — Investor Class

On pages 7-11 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectus and pages 4-8 of the

Intelligent Variable Annuity prospectus, the annual portfolio operating expenses table is revised as follows to reflect the change of the existing portfolio effective September 6, 2017:

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
Royce Capital Fund Micro Cap Portfolio — Investor Class	1.25%	0.00%	0.11%	0.08%	1.44%	0.00%	1.44%

For more information about this change and about the portfolio in general, please refer to the Royce Capital Fund Micro Cap Portfolio prospectus for this portfolio.

A (09/17)